UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2020

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35651	13-2614959
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 Greenwich Street New York, New York	10286
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 495-1784

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BK	New York Stock Exchange
Depositary Shares, each representing 1/4,000th of a share of Series C Noncumulative Perpetual Preferred Stock	BK PrC	New York Stock Exchange
6.244% Fixed-to-Floating Rate Normal Preferred Capital Securities of Mellon Capital IV (fully and unconditionally guaranteed by The Bank of New York Mellon Corporation)	BK/P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01.	OTHER EVENTS.

On October 26, 2020, The Bank of New York Mellon Corporation (the “Company”) announced the launch of a proposed public offering (the “Offering”) of depositary shares, each representing 1/100th interest in a share of its new series of Series H Noncumulative Perpetual Preferred Stock, $100,000 liquidation preference per share (the “Depositary Shares”). The Offering is subject to pricing, which has not yet occurred. If the Offering is priced and proceeds to closing, the Company intends to use the net proceeds from the sale of the Depositary Shares to redeem all outstanding shares of Series C Noncumulative Perpetual Preferred Stock, $100,000 liquidation preference per share (the “Series C Preferred Stock”), on the dividend payment date in December 2020. The depositary shares, each representing a 1/4000th interest in a share of Series C Preferred Stock, are currently traded on the New York Stock Exchange under the symbol BK PrC.

The pricing of the Offering, and thus whether the redemption of the Series C Preferred Stock will occur, is subject to market conditions and other considerations. There is no assurance that the Offering will price and close or that the Company will decide to redeem the Series C Preferred Stock, or, if it does, the amount to be redeemed and the timing of the redemption. If the Company decides to redeem the Series C Preferred Stock, it intends to announce its decision by press release and an appropriate notice of redemption following the closing of the Offering.

The Offering is described in the Company’s preliminary prospectus supplement dated October 26, 2020, which was filed with the Securities and Exchange Commission today.

This Current Report on Form 8-K does not constitute an offer to sell the Depositary Shares.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the completion of, and the use of proceeds from, the Offering, including the redemption of the Series C Preferred Stock. These statements are based upon the Company’s current beliefs and expectations and are subject to significant risks and uncertainties (some of which are beyond the Company’s control). Actual results may differ, possibly materially, from those expressed or implied as a result of these risks and uncertainties, including, but not limited to, the risk factors and other uncertainties set forth under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation (Registrant)

Date: October 26, 2020	By:	/s/ James J. Killerlane III
	Name:	James J. Killerlane III
	Title:	Secretary

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